UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) - USD ($) $ in Millions	3 Months Ended		6 Months Ended
	Jun. 30, 2026	Jun. 30, 2025	Jun. 30, 2026	Jun. 30, 2025
Net income (loss)	$ 149	$ 516	$ (453)	$ 234
Other comprehensive income (loss), net of tax:
Change in net unrealized investment gains	156	78	(580)	396
Foreign currency translation	(5)	131	(6)	169
Change in discount rate for future policy benefits	(630)	(8)	(449)	(66)
Change in instrument-specific credit risk for market risk benefits	(123)	(74)	20	(25)
Defined benefit pension plan adjustment	(3)	(2)	(4)	(5)
Total other comprehensive income (loss)	(605)	125	(1,019)	469
Attributable to:
Non-controlling interests	6	15	13	59
Comprehensive income (loss)	(456)	641	(1,472)	703
Class A exchangeable and Class B shareholders
Attributable to:
Comprehensive income (loss)	5	4	10	8
Class C shareholder
Attributable to:
Comprehensive income (loss)	$ (467)	$ 622	$ (1,495)	$ 636